UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
ate of Report (Date of Earliest Event Reported): January 12, 2022

EASTERN BANKSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Massachusetts	001-39610	84-4199750
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

265 Franklin Street			02110
Boston	,	MA
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (800) 327-8376
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	EBC	Nasdaq Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On January 12, 2022, the Compensation Committee (“Committee”) of the Board of Directors (“Board”) of Eastern Bankshares, Inc. (“Company”) approved four forms of award agreement under the Eastern Bankshares, Inc. 2021 Equity Incentive Plan that was approved by the Company’s shareholders on November 29, 2021 (the “2021 Plan”). The Committee expects to grant awards under the 2021 Plan to the Company’s officers, including its principal executive officer and named executive officers, and its employees, pursuant to the terms of such award agreements. As disclosed in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 15, 2021 in connection with shareholder approval of the 2021 Plan (the “Proxy Statement”), the Committee will meet over the coming weeks to determine additional specific terms of the awards, including the allocation of awards to officers and employees.

The Committee approved two forms of restricted stock unit (“RSU”) award agreement (the “RSU Agreements”). The Committee expects to use one form of RSU Agreement to make one-time awards of RSUs (“One-Time RSU Agreement”) to certain employees to make-up for two missed years of long-term incentive awards for 2020 and 2021 (due to the Company’s decision to freeze its legacy long-term incentive compensation plan (“LTIP”)) and reflect a 2022 award, and in recognition of their significant efforts and dedication in connection with the Company’s initial public offering in 2020 (“IPO”), the Company's recent acquisition of Century Bancorp, Inc. (“Century”) and other key Company milestones achieved over the last several years. As described in the Proxy Statement, the Committee did not make grants under the LTIP in 2020 and 2021, in anticipation of the Company's adoption of the 2021 Plan. The second form of RSU Award Agreement will be used to make awards of RSUs to employees as part of their annual compensation package (“Annual RSU Agreement”). The RSU Agreements also provide that RSUs will be earned in accordance with a vesting schedule set forth in the applicable agreement and will be entitled to dividend equivalent rights, with such rights paid at vesting of the underlying award. Each RSU Agreement sets forth the circumstances under which the vesting of an RSU award will accelerate, including in the event of death, "disability" or "involuntary termination" at or following a "change in control" (as the latter three terms are defined in the 2021 Plan). The One-Time RSU Agreement provides that in the event of a "qualifying retirement" (as defined in the RSU Agreements), the recipient will vest in all unvested RSUs granted under such agreement, subject to certain restrictions and provided that certain requirements are met. The Annual RSU Agreement provides that in the event of a "qualifying retirement", the award recipient will vest in one additional tranche of unvested RSUs, subject to certain restrictions and provided that certain requirements are met.

The Committee also approved two forms of performance stock unit (“PSU”) award agreement (the “PSU Agreements”). The Committee expects to use one form of PSU Agreement to make one-time awards of PSUs (“One-Time PSU Agreement”) to certain employees to make-up for two missed years of long-term incentive awards for 2020 and 2021 (due to the frozen LTIP) and reflect a 2022 award, and in recognition of their significant efforts and dedication related to IPO, the acquisition of Century and other key Company milestones achieved over the last several years. The second form of PSU Agreement will be used to make awards of PSUs to certain employees as part of their annual compensation package (“Annual PSU Agreement”). The terms of the PSU Agreements provide that PSUs granted under such agreement are not entitled to dividend equivalent rights. The PSU Agreements provide that PSUs will vest in a single installment following the end of a performance period, based on the achievement of the applicable performance measures during such period. Except to the extent otherwise provided in the PSU Agreements, PSUs will not vest until the Committee has certified the achievement level of the applicable performance measure, and the number of PSUs that vest may be less or greater than a target amount, based on achievement. Each PSU Agreement sets forth the circumstances under which vesting of PSUs will accelerate in the event of an award recipient's death, "disability" or "involuntary termination" at or following a "change in control" (as each of the latter three terms are defined in the 2021 Plan). In addition, the One-Time PSU Agreement provides that in the event of a "qualifying retirement" (as defined in the PSU Agreements), the award recipient will vest in all PSUs in which they would have vested, had they remained in service of the Company (provided that such award shall not exceed the target amount set forth in the applicable agreement), subject to certain restrictions and provided that certain requirements are met. The Annual PSU Agreement provides that in the event of a "qualifying retirement", the award recipient will vest in a fraction of the PSUs in which they would have vested, had they remained in service of the Company, subject to certain restrictions and provided that certain requirements are met.

The foregoing descriptions of the One-Time RSU Agreement, the Annual RSU Agreement, the One-Time PSU Agreement and the Annual PSU Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and which are incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits

Exhibit	Description
10.1	Form of One-Time RSU Award Agreement
10.2	Form of Annual RSU Award Agreement
10.3	Form of One-Time PSU Award Agreement
10.4	Form of Annual PSU Award Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EASTERN BANKSHARES, INC.

DATE: January 19, 2022	By:	/s/ James B. Fitzgerald
James B. Fitzgerald
Chief Financial Officer